                                                                    Exhibit 99.1

                                                           BCSB
                                                      Bankcorp, Inc.
                                                     Stock Order Form
                                        ---------------------------------------
                                                               EXPIRATION DATE
                                           BALTIMORE COUNTY    for Stock Order
                                          SAVINGS BANK, FSB        Forms:
                                           4111 E. JOPPA ROAD,       , 1998
                                           SUITE 300 BALTIMORE,     , Eastern
                                       MD 21236 (410)            Time

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 IMPORTANT--PLEASE NOTE: A properly completed original Stock Order Form must be used to subscribe for common stock. Faxes or copies of this form are not required to be accepted. Please read the Stock Ownership Guide and Stock
 Order Form Instructions as you complete this Form.
--------------------------------------------------------------------------------
                                          The minimum number of shares that
 (1) NUMBER OF SHARES                     may be subscribed for is 25 shares
               SUBSCRIPTION PRICE         and the maximum purchase by any
                                          purchaser or by any purchasers
                                          exercising subscription rights
                                          through a single account is
                                          shares. No purchaser, together with
                                          any Associate, as defined in the
                                          Prospectus may purchase more than
                                              shares. The maximum purchase
                                          limits are subject to possible
                                          change.
                            (2) TOTAL PAYMENT DUE
                $10.00

              X         =
[_]
 (3) EMPLOYEE/OFFICER/DIRECTOR INFORMATION (6) PURCHASER INFORMATION
                                               Eligible Account Holder --
 Check here if you are a director,              Check here if you were a
 officer or employee of Baltimore County       depositor of at least $50.00
 Savings or a member of such person's          at Baltimore County Savings
 immediate family.                             on September 30, 1996. Enter
                                               information below for all
                                               deposit accounts that you had
                                               at Baltimore County on
                                               September 30, 1996.
                                           A. [_]
-------------------------------------------
                          Check Amount
[_] (4) METHOD OF PAYMENT/CHECK
                                               Supplemental Eligible Account
                                               Holder--Check here if you
                                               were a depositor of at least
                                               $50.00 at Baltimore County
                                               Savings on      , 199  but
                                               are not an Eligible Account
                                               Holder. Enter information
                                               below for all deposit
                                               accounts that you had at
                                               Baltimore County Savings on
                                                    , 199 .
                          $                B. [_]
 Enclosed is a check,
 bank draft or money
 order made payable to
 BCSB Bankcorp, Inc.
 in the amount of:

-------------------------------------------    Other Member -- Check here if
                                               you were a depositor or loan
                                               customer of Baltimore County
                                               Savings on       , 1998, but
                                               you were not an Eligible
                                               Account Holder or
                                               Supplemental Eligible Account
                                               Holder. Enter information for
                                               all deposit accounts or loans
                                               that you had at Baltimore
                                               County Savings on      ,
                                               1998.
                                           C. [_]
[_] (5) METHOD OF PAYMENT/WITHDRAWAL
 The undersigned authorizes withdrawal
 from the following account(s) at
 Baltimore County Savings. There is no
 penalty for early withdrawal for
 purposes of this payment.
 --------------------------------------
   Account Number(s)      Withdrawal           Account Title (Names on
                          Amount(s)            Accounts)
                                                                   Account
                                                                   Number(s)
 --------------------------------------    ----------------------------------
 --------------------------------------    ----------------------------------
 --------------------------------------    ----------------------------------
 --------------------------------------
                                            PLEASE NOTE: FAILURE TO LIST
  Total Withdrawal   ------------------     ALL YOUR ACCOUNTS MAY RESULT IN
       Amount                               THE LOSS OF PART OR ALL OF YOUR
                                            SUBSCRIPTION RIGHTS. IF
                                            ADDITIONAL SPACE IS NEEDED,
                                            PLEASE UTILIZE THE BACK OF THIS
                                            STOCK ORDER FORM.
                                               Check here if you are a
                                               permanent resident of
                                               Baltimore or Harford County,
                                               Maryland.
                                           (7) [_]

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 (8) STOCK REGISTRATION/FORM OF STOCK OWNERSHIP
 [_] Individual    [_] Joint Tenants
                                  [_] Tenants in Common
 [_] Fiduciary (i.e. trust, estate, etc.)
                   [_] Corporation or Partnership
                                  [_] Uniform Transfer to Minors Act
                                                   [_] Other ________________
                                                        Social Security # or
                                                        Tax ID
 (9) NAME(S) IN WHICH STOCK IS TO BE REGISTERED (PLEASE PRINT CLEARLY)
 Name(s) continued                                      Social Security # or
                                                        Tax ID
 Street Address                       City              State   Zip Code
                                                                -------------
 (10) TELEPHONE                                   Evening
 INFORMATION          Daytime                           County of Residence
     (   )                     (   )
--------------------------------------------------------------------------------
 (11) NASD AFFILIATION
[_]                                                    (12) ASSOCIATE--ACTING
                                                       IN CONCERT
                                                      [_]
 Check here if you are a member of the National        Check here, and
 Association of Securities Dealers, Inc. ("NASD"),     complete the reverse
 a person associated with an NASD member, a member     side of this Form, if
 of the immediate family of any such person to         you or any associate
 whose support such person contributes, directly       (as defined on the
 or indirectly, or the holder of an account in         reverse side of this
 which an NASD member or person associated with an     Form) or persons
 NASD member has a beneficial interest. To comply      acting in concert
 with conditions under which an exemption from the     with you have
 NASD's Interpretation With Respect to Free-Riding     submitted other
 and Withholding is available, you agree, if you       orders for shares in
 have checked the NASD Affiliation box, (i) not to     the Subscription
 sell, transfer or hypothecate the stock for a         and/or Community
 period of 90 days following issuance, and (ii) to     Offerings.
 report this subscription in writing to the
 applicable NASD member within one day of payment
 therefor.
--------------------------------------------------------------------------------
 (13) ACKNOWLEDGMENT
 To be effective, this fully completed Stock Order Form must be actually
 received by Baltimore County Savings, no later than      .m., Eastern Time,
 on     , 1998, unless extended; otherwise this Stock Order Form and all subscription rights will be void. Completed Stock Order Forms, together with the required payment or withdrawal authorization, may be delivered to
 Baltimore County Savings or may be mailed to the Post Office Box indicated
 on the enclosed business reply envelope. All rights exercisable hereunder are not transferable and shares purchased upon exercise of such rights must be purchased for the account of the person exercising such rights.
 It is understood that this Stock Order Form will be accepted in accordance with, and subject to, the terms and conditions of the Plan of Reorganization from a Mutual Savings Bank to a Mutual Holding Company and Subsidiary
 Holding Company Formation and Plan of Stock Issuance of Baltimore County Savings described in the accompanying Prospectus. If the Plan is not approved by the depositors of Baltimore County Savings at a Special Meeting
 to be held on     , 1998, or any adjournment thereof, all orders will be
 cancelled and funds received as payment, with accrued interest, will be returned promptly.
 The undersigned agrees that after receipt by BCSB Bankcorp, Inc., this Stock Order Form may not be modified, withdrawn or cancelled (unless the offering is not completed within 45 days after the completion of the Subscription Offering) without BCSB Bankcorp, Inc. consent, and if authorization to withdraw from deposit accounts at Baltimore County Savings has been given as payment for shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned.
 Under penalty of perjury, I certify that the Social Security or Tax ID
 Number and the other information provided under number 9 of this Stock Order Form are true, correct and complete, that I am not subject to back-up withholding, that I am purchasing for my own account and that there is no agreement or understanding regarding the transfer of my subscription rights or the sale or transfer of these shares.
 Applicable Regulations prohibit any person from transferring or entering into any agreement directly or indirectly to transfer, the legal or beneficial ownership of conversion subscription rights, or the underlying securities to the account of another. Baltimore County Savings and BCSB Bankcorp, Inc. may pursue any and all legal and equitable remedies in the event they become aware of the transfer of subscription rights and will not honor orders known by them to involve such transfer.
 I acknowledge that the common stock offered is not a savings or deposit account and is not insured by the Savings Association Insurance Fund, the
 Bank Insurance Fund, the Federal Deposit Insurance Corporation, or any other government agency, may lose value and is not guaranteed by BCSB Bankcorp,
 Inc.
 SIGNATURE             DATE   SIGNATURE            DATE   DATE REC'D _________
 A VALID STOCK ORDER FORM MUST BE SIGNED AND DATED TWICE: BELOW AND ON THE
 FORM OF CERTIFICATION ON THE REVERSE HEREOF.
                                                          CATEGORY ___________
                                                          ORDER # __ BATCH ___
 A SIGNED FORM OF CERTIFICATION MUST ACCOMPANY ALL STOCK ORDER FORMS
 (SEE REVERSE SIDE)
                                                          DEPOSIT ____________

Account Title (Names on    Account       Account Title (Names on     Account
       Accounts)          Number(s)             Accounts)           Number(s)
--------------------------------------   --------------------------------------
--------------------------------------   --------------------------------------
--------------------------------------   --------------------------------------
--------------------------------------   --------------------------------------

ITEM (12)--(CONTINUED)

List below all other orders       "Associate" is defined as: (i) any
submitted by you or your          corporation or organization (other than
Associates (as defined) or by     Baltimore County Savings Bank, F.S.B., BCSB
persons acting in concert with    Bankcorp, Inc., Baltimore County Savings
you.                              Bank, M.H.C. or a majority-owned subsidiary
                                  of any of these entities) of which such
                                  person is an officer or partner or is,
                                  directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as a trustee or in a similar fiduciary capacity; except such term will not include any tax-qualified employee stock benefit plan in which such person has a substantial beneficial interest or serves as a trustee in a similar Fiduciary capacity;
                                  and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director of Baltimore County Savings Bank,
                                  F.S.B., BCSB Bankcorp, Inc., Baltimore
                                  County Savings Bank, M.H.C. or any
                                  subsidiaries thereof.



                     Number of
  Name(s) listed on   Shares
  other Stock Order   Ordered
        Forms
--------------------------------
--------------------------------
--------------------------------
--------------------------------
--------------------------------


  A VALID STOCK ORDER FORM MUST BE SIGNED AND DATED BELOW AND ON THE FRONT OF
                                  THIS FORM.

                             FORM OF CERTIFICATION

 I/WE ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED, AND IS NOT GUARANTEED BY BALTIMORE COUNTY SAVINGS BANK, F.S.B. (THE "BANK") OR BY THE FEDERAL GOVERNMENT.

 If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I should call the Office of Thrift Supervision Regional Director, Richard M. Riccobono at (404) 888-0771.

 I/We further certify that, before purchasing the common stock, $0.01 value per share, of BCSB Bankcorp, Inc., the proposed holding company for Baltimore County Savings Bank, F.S.B., I/we received a Prospectus dated
     , 1998 (the "Prospectus").

 The Prospectus that I/we received contains disclosure concerning the nature of the security being offered and describes the risks involved in the investment, including but not limited to:

   1. Risk of Loss of Principal                                   (page  )
   2. Control of Company by the MHC and Its Members and Board of
      Directors                                                   (page  )
   3. Anticipated Low Return on Equity Following Stock Issuance   (page  )
   4. Uncertainty as to Existence of Growth Opportunities         (page  )
   5. Strong Competition Within the Bank's Market Area            (page  )
   6. Risks Related to Certain Types of Lending and Credit
      Enhancements                                                (page  )
   7. Establishment of the Foundation                             (page  )
   8. Potentially Adverse Impact of Interest Rates and Economic
      Conditions                                                  (page  )
   9. Charter, Bylaw and Statutory Provisions That Could Discourage
      Hostile  Acquisitions of Control                            (page  )
  10. Effect of Regulatory Changes on Operations                  (page  )
  11. Possible Year 2000 Computer Program Problems                (page  )
  12. Valuation Not Indicative of Future Price of Common Stock____(page  )
  13. Possible Negative Income Tax Consequences of Distribution of Subscription Rights_________________________________________(page )
  14. Possible Dilutive Effect of MRP and Stock Options___________(page  )
  15. Potential Cost of ESOP and MRP______________________________(page  )
  16. Absence of Market for Common Stock__________________________(page  )

 Signature                    Date       Signature                    Date
 ------------------------------------    ---------------------------------------

 ------------------------------------    ---------------------------------------

 Name (Please Print)                     Name (Please Print)
 ------------------------------------    ---------------------------------------

 ------------------------------------    ---------------------------------------

                              BCSB BANKCORP, INC.
-------------------------------------------------------------------------------
      SUBSCRIPTION AND COMMUNITY OFFERING STOCKOWNERSHIP GUIDE AND STOCK
                            ORDER FORM INSTRUCTIONS
-------------------------------------------------------------------------------

---------------------
STOCK OWNERSHIP GUIDE
---------------------

INDIVIDUAL

Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.", "Mr.", "Dr.", "special account", "single person", etc.

JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.

TENANTS IN COMMON

Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.

UNIFORM TRANSFER TO MINORS

Stock may be held in the name of a custodian for a minor under the Uniform Transfer to Minors Acts of each state. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is "CUST", while the Uniform Transfer to Minors Act is "Unif Tran Min Act". Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the Maryland Uniform Transfer to Minors Act will be abbreviated John Doe, CUST Susan Doe Unif Tran Min Act, MD (use minor's social security number).

FIDUCIARIES

Information provided with respect to stock to be held in a fiduciary capacity must contain the following:

 * The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title
   (name). If an individual and a corporation, list the corporation's title before the individual.
 * The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.
 * A copy and description of the document governing the fiduciary relationship, such as living trust agreement or court order. Without documentation establishing a fiduciary relationship, your stock may not be registered in a fiduciary capacity.
 * The date of the document governing the relationship except that the date of a trust created by a will need not be included in the description.
 * The name of the maker, donor or testator and the name of the beneficiary.

An example of fiduciary ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-87 for Susan Doe.

You may mail your completed Stock Order Form in the envelope that has been provided, or you may deliver your Stock Order Form to a Baltimore County Savings office. In order to purchase stock in the Subscription or Community Offering, your Stock Order Form, properly completed, and payment in full (or withdrawal authorization) at the Subscription Price of $10.00 per share must
be received by BCSB Bankcorp, Inc. no later than      , Eastern Time, on     ,
1998, unless such date is extended, or your Stock Order Form will become void. Stock Order Forms shall be deemed received only upon actual receipt by BCSB Bankcorp, Inc. or at a Baltimore County Savings office.

If you need further assistance, please call the Stock Information Center at
(410) . We will be pleased to help you with the completion of your Stock Order Form or answer any questions you may have.
ITEM INSTRUCTIONS
ITEMS 1 AND 2--
Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares purchased by the Subscription Price of $10.00 per share. The minimum purchase
is   shares. The maximum purchase by (i) any person or entity or (ii) persons or entities exercising subscription rights through a single account, is shares. In addition, no person or entity, or group of persons acting in concert, together with any Associate (as defined in the Prospectus), may
subscribe for more than      shares.

BCSB Bankcorp, Inc. and Baltimore County Savings have the right to reject the order of any subscriber who (i) submits false or misleading information on a Stock Order Form or otherwise, (ii) attempts to purchase shares in violation of the Plan of Reorganization or applicable law, or (iii) fails to cooperate with attempts to verify information with respect to subscription rights.
ITEM 3--
Please check this box if you are a director, officer or employee of Baltimore County Savings or a member of such person's immediate family.
ITEM 4--
Payment for shares may be made in cash (only if delivered by you in person) or by check, bank draft or money order made payable to BCSB Bankcorp, Inc. Your funds will earn interest at the Baltimore County Savings' current passbook savings rate until the Reorganization is completed or terminated. DO NOT MAIL CASH TO PURCHASE STOCK! PAYMENT MAY NOT BE MADE BY WIRE TRANSFER. Please check this box if your method of payment is by cash, check, bank draft or money order.
ITEM 5--
If you pay for your stock by a withdrawal from a Baltimore County Savings deposit account, insert the account number(s) and the amount of your withdrawal authorization for each account. The total amount withdrawn should equal the amount of your stock purchase. Your order will be rejected if, on the date your order is received, the accounts designated by you do not contain sufficient funds to complete your purchase. There will be no penalty assessed for early withdrawals from certificate accounts used for stock purchases. This form of payment may not be used if your account is an Individual Retirement Account. If you wish to use your IRA currently at Baltimore County Savings,
you must call the Stock Information Center prior to     , 1998 and complete
all paperwork required.

ITEM 6--
a. Please check this box if you were a depositor of Baltimore County Savings on September 30, 1996 (the Eligibility Record Date). You must list the full title and account numbers of all accounts you had on this date in order to insure proper identification of your subscription rights and preferences.

b. Please check this box if you were a depositor of Baltimore County Savings
on       , 199  (the Supplemental Eligibility Record Date). You must list the full title and account numbers of all accounts you had on this date in order to insure proper identification of your subscription rights and preferences.

c. Please check this box if you were a depositor or loan customer of Baltimore
County Savings on        , 1998, but did not check Box a, or Box b. You must
list the full title and account numbers of all accounts and loans you had on this date in order to insure proper identification of your subscription rights and preferences.
ITEM 7--
Please check this box if your permanent residence is located in Baltimore or Harford County, Maryland.

ITEMS 8, 9, AND 10--
The stock transfer industry has developed a uniform system of shareholder registrations that we will use in the issuance of your common stock. Please complete items 8, 9 and 10 as fully and accurately as possible, and be certain to supply your social security number or tax identification number and your daytime and evening telephone number(s). We will need to call you if we cannot execute your order as given. If you have any questions or concerns regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described under "Stock Ownership Guide."
ITEM 11--
Please check this box if you are a member of the NASD or if this item otherwise applies to you.
ITEMS 12 AND 13--
Please sign and date the Stock Order Form at the TWO places where indicated. Review the Stock Order Form carefully before you sign, including the acknowledgement. Normally, one signature is required. An additional signature is required only when payment is to be made by withdrawal from a deposit account that requires multiple signatures to withdraw funds. If you have any remaining questions, or if you would like assistance in completing your Stock Order Form, you may call the Stock Information Center. The Stock Information
Center phone number is (410)    .

                             FORM OF CERTIFICATION

          I/WE ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED, AND IS NOT GUARANTEED BY BALTIMORE COUNTY SAVINGS BANK, F.S.B. (THE "BANK") OR BY THE FEDERAL GOVERNMENT.

          If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I should call the Office of Thrift Supervision Regional Director, Richard M. Riccobono at (404) 888-0771.

          I/We further certify that, before purchasing the common stock, par value $.01 per share, of BCSB Bankcorp, Inc., the proposed holding company for Baltimore County Savings Bank, F.S.B., I/we received a Prospectus dated __________, 1998 (the "Prospectus").

          The Prospectus that I/we received contains disclosure concerning the nature of the security being offered and describes the risks involved in the investment, including but not limited to:

     1.   Risk of Loss of Principal                                                     (page 16)
     2.   Control of the Company by the MHC and Its Members and Board of Directors      (page 16)
     3.   Anticipated Low Return on Equity Following Stock Issuance                     (page 16)
     4.   Uncertainty as to Existence of Growth Opportunities                           (page 17)
     5.   Strong Competition Within the Bank's Market Area                              (page 17)
     6.   Risks Related to Certain Types of Lending and Credit Enhancements             (page 17)
     7.   Establishment of the Foundation                                               (page 18)
     8.   Potentially Adverse Impact of Interest Rates and Economic Conditions          (page 18)
     9.   Charter, Bylaw and Statutory Provisions That Could Discourage Hostile
                Acquisitions of Control                                                 (page 20)
     10.  Effect of Regulatory Changes on Operations                                    (page 21)
     11.  Possible Year 2000 Computer Program Problems                                  (page 21)
     12.  Valuation Not Indicative of Future Price of Common Stock                      (page 21)
     13.  Possible Negative Income Tax Consequences of Distribution of
                Subscription Rights                                                     (page 21)
     14.  Possible Dilutive Effect of MRP and Stock Options                             (page 21)
     15.  Potential Cost of ESOP and MRP                                                (page 22)
     16.  Absence of Market for Common Stock                                            (page 22)


                                  PRINT NAME:
                                             ----------------------------------

                                  SIGNATURE:
                                            -----------------------------------

                                  DATE:
                                       ----------------------------------------

                                  PRINT NAME:
                                             ----------------------------------

                                  SIGNATURE:
                                            -----------------------------------

                                  DATE:
                                       ----------------------------------------

                                REVOCABLE PROXY

               (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                     BALTIMORE COUNTY SAVINGS BANK, F.S.B.

                        FOR A SPECIAL MEETING OF MEMBERS
                        TO BE HELD ON __________, 1998)


     The undersigned member of Baltimore County Savings Bank, F.S.B. (the "Bank") hereby appoints ___________________, ___________________ and
___________________, or any one of them, with full powers of substitution, as attorneys-in-fact and agents for and in the name of the undersigned, to vote such votes as the undersigned may be entitled to cast at the Special Meeting of Members (the "Meeting") of Baltimore County Savings Bank, F.S.B. to be held at the main office of the Bank located at 4111 E. Joppa Road, Suite 300, Baltimore, Maryland, on _________, __________, 1998, at __:__ _.m., Eastern Time, and at
any adjournments thereof. They are authorized to cast all votes to which the undersigned is entitled, as follows:



                                                                                FOR     AGAINST
                                                                                ---     -------

   1.  Adoption of the Plan of Reorganization from Mutual Savings Bank to Mutual Holding Company and Subsidiary Holding Company
       Formation, dated October 22, 1997 and amended as of January 14,          [_]       [_]
       1998, providing for the reorganization of the Bank
       from a federally chartered mutual savings bank to a federally chartered stock savings bank (the "Bank") as a wholly owned subsidiary of BCSB Bankcorp, Inc., a to-be-formed Federal
       corporation, which in turn will be a majority-owned subsidiary of
       Baltimore County Savings Bank, M.H.C.,  a mutual holding company, and the related transactions provided for in such plan, including the adoption of an amended Charter and Bylaws for the Bank.

   2. Establishment of the Baltimore County Savings Bank Foundation             [_]       [_]


   In their discretion, on any other matters that may lawfully come before the meeting.


NOTE: The Board of Directors is not aware of any other matter that may come before the Meeting.

                    THIS PROXY WILL BE VOTED FOR THE PLAN IF
                            NO CHOICE IS MADE HEREON



   Should the undersigned be present and elect to vote at said Meeting or at any adjournment thereof and, after notification to the Secretary of Baltimore County Savings Bank, F.S.B. at said Meeting of the member's decision to terminate this Proxy, then the power of said attorneys-in-fact or agents shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given.

   The undersigned acknowledges receipt of a Notice of Special Meeting of the Members of Baltimore County Savings Bank, F.S.B. to be held on __________, 1998 and a Proxy Statement dated __________, 1998 and a Prospectus dated __________, 1998 prior to the execution of this Proxy.



                        -------------------------------------------
                                            Date



                        -------------------------------------------
                                          Signature



                        Note: Only one signature is required in the
                              case of a joint account.